EXECUTION

DLJ MORTGAGE CAPITAL, INC.

Purchaser,

TAYLOR, BEAN & WHITAKER MORTGAGE CORP.

Seller

MORTGAGE LOAN PURCHASE AGREEMENT

DATED AS OF APRIL 1, 2006

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

2

Section 1.01

Defined Terms.

2

ARTICLE II SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION

OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;

DELIVERY OF MORTGAGE LOAN DOCUMENTS

14

Section 2.01

Agreement to Purchase.

14

Section 2.02

Purchase Price.

14

Section 2.03

Servicing of Mortgage Loans.

14

Section 2.04

Record Title and Possession of Mortgage Files; Maintenance of

Servicing Files.

15

Section 2.05

Books and Records.

15

Section 2.06

Transfer of Mortgage Loans.

16

Section 2.07

Delivery of Mortgage Loan Documents.

16

Section 2.08

Quality Control Procedures.

17

Section 2.09

Closing.

17

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER;

REPURCHASE; REVIEW OF MORTGAGE LOANS

18

Section 3.01

Representations and Warranties of the Seller.

18

Section 3.02

Representations and Warranties as to Individual Mortgage Loans.

21

Section 3.03

Repurchase; Substitution.

26

Section 3.04

Reserved.

28

Section 3.05

Acknowledgement of Anti-Predatory Lending Policies.

28

ARTICLE IV [[RESERVED]]

29

ARTICLE V [[RESERVED]]

30

ARTICLE VI [[RESERVED]]

31

ARTICLE VII [[RESERVED]]

32

ARTICLE VIII THE SELLER

33

Section 8.01

Indemnification; Third Party Claims.

33

Section 8.02

Merger or Consolidation of the Seller.

33

Section 8.03

Limitation on Liability of the Seller and Others.

33

ARTICLE IX RECONSTITUTION OF MORTGAGE LOANS

35

Section 9.01

Reconstitution of Mortgage Loans.

35

ARTICLE X MISCELLANEOUS PROVISIONS

37

Section 10.01

[[Reserved]]

37

Section 10.02

Amendment.

37

Section 10.03

Recordation of Agreement.

37

Section 10.04

Governing Law.

37

Section 10.05

Notices.

37

Section 10.06

Severability of Provisions.

38

Section 10.07

Exhibits.

38

Section 10.08

General Interpretive Principles.

38

Section 10.09

Reproduction of Documents.

39

Section 10.10

Confidentiality of Information.

39

Section 10.11

Recordation of Assignments of Mortgage.

40

Section 10.12

Assignment by Purchaser.

40

Section 10.13

No Partnership.

40

Section 10.14

Execution; Successors and Assigns.

40

Section 10.15

Entire Agreement.

40

Section 10.16

No Solicitation.

41

Section 10.17

Costs.

41

ARTICLE XI COMPLIANCE WITH REGULATION AB

42

Section 11.01

Intent of the Parties; Reasonableness.

42

Section 11.02

Additional Representations and Warranties of the Company.

42

Section 11.03

Information to Be Provided by the Company.

43

Section 11.04

Indemnification; Remedies.

49

Section 11.05

Third Party Beneficiary.

51

EXHIBITS

A

Contents of Mortgage File

B

[Reserved]

C

[Reserved]

D

Form of Assignment, Assumption and Recognition Agreement

E

[Reserved]

F

Mortgage Loan Schedule

G

[Reserved]

H

[Reserved]

I

Form of Bring Down Letter

This is a Mortgage Loan Purchase Agreement dated as of April 1, 2006 and is executed between DLJ Mortgage Capital, Inc., as purchaser (the “Purchaser”) and Taylor, Bean & Whitaker Mortgage Corp. as seller (the “Seller”).

W I T N E S S E T H :

WHEREAS, the Purchaser desires to purchase from the Seller and the Seller desires to sell to the Purchaser certain Mortgage Loans identified on the Mortgage Loan Schedule annexed hereto as Exhibit F;

WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule.  The Mortgage Loans as described herein shall be delivered on the date provided herein (the “Closing Date”);

WHEREAS, the Purchaser and the Seller wish to prescribe the terms of the sale, including the representations and warranties of the Seller with respect to itself and the Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

40/30 Mortgage Loan:  A Mortgage Loan that has an original term to maturity of not more than thirty years from commencement of amortization, with a balloon payment in year thirty based upon a forty-year amortization schedule.

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions that service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and that are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates.

Adjustable Rate Mortgage Loan:  An adjustable rate mortgage loan purchased pursuant to this Agreement.

Adjustment Date:  With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

Agreement:  This Mortgage Loan Purchase Agreement, including all exhibits hereto, amendments hereof and supplements hereto.

Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the underwriting requirements of the originator and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the underwriting requirements of the originator.

Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

BIF:  The Bank Insurance Fund, or any successor thereto.

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the State of New York, or (iii) a day on which banks in the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date:  April 27, 2006

Code:  The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

Commission:  The United States Securities and Exchange Commission.

Company Information:  As defined in Section 11.04(a).

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Convertible Mortgage Loan:  Any Adjustable Rate Mortgage Loan as to which the related Mortgage Note permits the Mortgagor to convert the Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

Co-op Lease:  With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

Co-op Loan:  A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

Co-op Stock:  With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.

Credit Score: The credit score for each Mortgage Loan shall be the minimum of two credit bureau scores obtained at origination or such other time by the Seller.  If two credit bureau scores are obtained, the Credit Score will be the lower score.  If three credit bureau scores are obtained, the Credit Score will be the middle of the three.  When there is more than one applicant, the lowest of the applicants’ Credit Scores will be used.  There is only one score for any loan regardless of the number of borrowers and/or applicants.

Custodial Account:  Each separate demand account or accounts created and maintained pursuant to Section 3.04 of the Servicing Agreement.

Cut-off Date: April 1, 2006

Depositor:  Credit Suisse First Boston Mortgage Securities Corp., a Delaware Corporation, or its successor in interest.

Determination Date: The 10th day (or if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day) of the month of the related Remittance Date.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with a federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Rating Agencies.  Eligible Accounts may bear interest.

Equity:  With respect to any second lien Mortgage Loan, the Appraised Value, less the unpaid principal balance of the related First Lien.

Equity Loan-to-Value:  With respect to any second lien Mortgage Loan, the original principal balance of such Mortgage Loan, divided by the Equity.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

Exchange Act.  The Securities Exchange Act of 1934, as amended.

Fannie Mae:  The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto, including, but not limited to, future updates thereof.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Fixed Rate Mortgage Loan:  A Mortgage Loan purchased pursuant to this Agreement which bears a fixed Mortgage Interest Rate during the life of the loan.

Freddie Mac:  The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

Freddie Mac Guides:  The Freddie Mac Sellers’ Guide and the Freddie Mac Servicers’ Guide and all amendments or additions thereto, including, but not limited to, any future updates thereof.

GAAP:  Generally accepted accounting procedures, consistently applied.

Gross Margin:  With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Index:  With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interest Only Mortgage Loan:  A Mortgage Loan that only requires payments of interest for a period of time specified in the related Mortgage Note.

Lender Paid Mortgage Insurance Policy Program or LPMI Policies:  A program or policy in which, for any Mortgage Loan underwritten with an LTV greater than 80.00% and less than 97.00%, the owner or servicer of such Mortgage Loan is responsible for the premiums associated with the mortgage insurance policy.

Liquidation Proceeds:  Amounts received in connection with the partial or complete liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan, or with respect to any HELOC, the related Credit Limit, and, with respect to any second lien Mortgage Loan, the outstanding principal amount of any related First Lien as of the date of origination of such mortgage loan, to (i) the Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related Mortgaged Property with respect to all other Mortgage Loans.

Master Servicer:  With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

Maximum Mortgage Interest Rate:  With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS System:  The system of recording transfers of mortgages electronically maintained by MERS.

MIN:  The Mortgage Identification Number for any MERS Mortgage Loan.

Minimum Mortgage Interest Rate:  With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

MOM Loan:  Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

Monthly Payment:  With respect to any Mortgage Loan, the scheduled monthly payment due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

 Mortgage:  With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note that creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien upon a leasehold estate of the Mortgagor.  With respect to a Co-op Loan, the related Security Agreement.

Mortgage File:  With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-1 and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan that is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, any escrow accounts related to the Mortgage Loan, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents:  The documents contained in a Mortgage File.

Mortgage Loan Schedule:  The schedule of Mortgage Loans annexed hereto as Exhibit F, such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

(1)

the Seller’s Mortgage Loan identifying number;

(2)

the Mortgagor’s name;

(3)

the street address of the Mortgaged Property including the state and zip code;

(4)

a code indicating whether the Mortgaged Property is owner-occupied;

(5)

the type of residential property constituting the Mortgaged Property;

(6)

the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

(7)

the Loan-to-Value Ratio at origination and as of the Cut-off Date;

(8)

[Reserved];

(9)

the Mortgage Interest Rate at origination and as of the Cut-off Date;

(10)

the Mortgage Loan origination date;

(11)

the paid through date;

(12)

the stated maturity date of the Mortgage Loan;

(13)

the amount of the Monthly Payment as of the Cut-off Date;

(14)

the original principal amount of the Mortgage Loan as of the date of origination;

(15)

the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date;

(16)

a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

(17)

a code indicating the documentation style (i.e. full, alternative or reduced);

(18)

the number of times during the twelve (12) month period preceding the Closing Date that any Monthly Payment has been received thirty (30) or more days after its Due Date;

(19)

the date on which the first payment is due;

(20)

a code indicating whether or not the Mortgage Loan is insured as to payment defaults by a Primary Mortgage Insurance Policy and, in the case of any Mortgage Loan that is insured as to payment defaults by a Primary Mortgage Insurance Policy, the name of the provider of such Primary Mortgage Insurance Policy;

(21)

a code indicating whether or not the Mortgage Loan is insured as to payment defaults by a LPMI Policy and, in the case of any Mortgage Loan that is insured as to payment defaults by a LPMI Policy, a percentage representing the amount of the related insurance premium;

(22)

a code indicating whether or not the Mortgage Loan is the subject of a Prepayment Penalty as well as the terms of the Prepayment Penalty;

(23)

the Primary Mortgage Insurance Policy certificate number, if applicable;

(24)

the Primary Mortgage Insurance Policy coverage percentage, if applicable;

(25)

a code indicating the Credit Score of the Mortgagor at the time of origination of the Mortgage Loan;

(26)

a code indicating the credit grade and specific loan/underwriting  program of each Mortgage Loan as assigned by the Underwriting Standards;

(27)

the loan type (i.e.  fixed, adjustable; 2/28, 3/27, 5/25, etc.);

(28)

with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date and the Adjustment Date frequency;

(29)

with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(30)

with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;

(31)

with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;

(32)

with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

(33)

with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the related Cut-off Date;

(34)

with respect to each Adjustable Rate Mortgage Loan, the Index;

(35)

[Reserved];

(36)

a code indicating whether the Mortgage Loan is a MERS Mortgage Loan;

(37)

a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan;

(38)

with respect to each Interest Only Mortgage Loan, the duration of the related interest only period; and

(39)

a code indicating whether the Mortgage Loan is a 40/30 Mortgage Loan.

With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date unless otherwise specified:

(1)

the number of Mortgage Loans;

(2)

the current aggregate outstanding principal balance of the Mortgage Loans;

(3)

the weighted average Mortgage Interest Rate of the Mortgage Loans;

(4)

the weighted average original months to maturity of the Mortgage Loans and the weighted average remaining months to maturity of the Mortgage Loans.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  With respect to a Mortgage Loan that is not a Co-op Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a fee simple parcel of real estate or a leasehold estate, the term of which is equal to or longer than the term of the related Mortgage Note.  With respect to a Co-op Loan, the related Co-op Stock and Co-op Lease securing the indebtedness of the Mortgagor under the related Mortgage Loan.

Mortgagor:  The obligor on a Mortgage Note.

OCC:  Office of the Comptroller of the Currency, its successors and assigns.

Officers’ Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser.

OTS:  Office of Thrift Supervision.

Periodic Rate Cap:  With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, that is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

Person:  Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Penalty:  With respect to each Mortgage Loan, the penalty imposed if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage insurance represented to be in effect pursuant to Section 3.02(cc).

Prime Rate:  The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

Principal Prepayment:  Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon, and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Purchase Price: As defined in Section 2.02.

Purchaser: DLJ Mortgage Capital, Inc., its successors in interest and assigns.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Correspondent:  Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae and Freddie Mac.

Rating Agencies: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and Fitch Ratings.

Refinanced Mortgage Loan:  A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  The 18th day of each month, beginning in May 2006, or if such day is not a Business Day, the first Business Day immediately preceding such date.

Repurchase Price:  With respect to any Mortgage Loan, the outstanding principal balance of the Mortgage Loan, plus (ii) interest on such outstanding principal balance at the related Mortgage Interest Rate from the date through which interest was last distributed to the Purchaser (from payments from the related Mortgagor or from Monthly Advances) through the day prior to the date of repurchase, plus (iii) third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, reduced by amounts received or advanced in respect of such repurchased Mortgage Loan that are being held in the Custodial Account for distribution in the month of repurchase, plus (iv) any unreimbursed Servicing Advances or Servicing Fees.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Scheduled Principal Balance:  As to each Mortgage Loan, (i) the principal balance of such Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Securities Act:  The Securities Act of 1933, as amended.

Securitization Transaction:  Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rate or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Security Agreement:  With respect to a Co-op Loan, the agreement or mortgage creating a security interest in favor of the originator of the Co-op Loan in the related Co-op Stock.

Seller’s Officer’s Certificate:  A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of Seller stating the date by which Seller expects to receive any missing documents sent for recording from the applicable recording office.

Servicer:  Taylor, Bean & Whitacker Mortgage Corp., as Servicer under the Servicing Agreement, or any successor thereto.

Servicing Advances:  As defined in the Servicing Agreement.

Servicing Agreement:  The securitization servicing agreement dated as of April 1, 2006, Taylor, Bean and Whitacker Mortgage Corp., as Seller and as Servicer, and Wells Fargo Bank, N.A., as master serivcer.

Static Pool Information:  Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

Third-Party Originator:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

Underwriting Standards:  As to each Mortgage Loan, the Purchaser’s underwriting guidelines in effect as of the related Closing Date.

ARTICLE II

SERVICING OF MORTGAGE LOANS;
RECORD TITLE AND POSSESSION OF MORTGAGE FILES;
BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01

Agreement to Purchase.

The Seller agrees to sell and the Purchaser agrees to purchase on the Closing Date pursuant to this Agreement the Mortgage Loans being sold by the Seller and listed on the Mortgage Loan Schedule, but not the servicing rights associated therewith, having an aggregate Scheduled Principal Balance in an amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on such Closing Date.  The Seller shall deliver in an electronic format the Mortgage Loan Schedule for the Mortgage Loans to be purchased on such Closing Date to the Purchaser at least four Business Days prior to such Closing Date.

Section 2.02

Purchase Price.

The Purchase Price for the Mortgage Loans shall be equal to the sum of (i) [[•]]% multiplied by the aggregate Scheduled Principal Balance of Mortgage Loans listed on the related Mortgage Loan Schedule, plus (ii) accrued interest on the aggregate Scheduled Principal Balance of the Mortgage Loans at the weighted average Mortgage Interest Rate of such Mortgage Loans from the Cut-off Date to but not including such Closing Date (the “Purchase Price”).

The Purchase Price as set forth in the preceding paragraph for the Mortgage Loans in a Mortgage Loan Package shall be paid on the Closing Date by wire transfer of immediately available funds.

With respect to each Mortgage Loan, the Purchaser shall be entitled to (1) the principal portion of all Monthly Payments due after the Cut-off Date, (2) all other recoveries of principal collected on or after the Cut-off Date (provided, however, that the principal portion of all Monthly Payments due on or before the Cut-off Date and collected by the Servicer or any successor servicer after the Cut-off Date shall belong to the Seller) and (3) all payments of interest on the Mortgage Loans (minus that portion of any such payment that is allocable to the period prior to the Cut-off Date).  The Scheduled Principal Balance of each Mortgage Loan as of the Cut-off Date shall be determined after application of payments of principal due on or before the Cut-off Date, whether or not collected, together with any unscheduled Principal Prepayments collected prior to the Cut-off Date; provided, however, that Monthly Payments for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date.  Such Monthly Payments shall be the property of the Purchaser.  The Seller shall deposit any such Monthly Payments into the Custodial Account.

Section 2.03

Servicing of Mortgage Loans.

On the Closing Date, the Mortgage Loans shall be sold by the Seller to the Purchaser on a servicing retained basis.

Section 2.04

Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

As of the Closing Date, the Seller shall have sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse, and the Seller hereby acknowledges that the Purchaser shall have, all the right, title and interest of the Seller in and to the Mortgage Loans.  In accordance with Section 2.07, the Seller shall deliver at its own expense, the Mortgage Files for the related Mortgage Loans to the Purchaser or its designee. In addition, on or before each Closing Date, the Seller shall deliver at its own expense, the Servicing Files for the Mortgage Loans to the Servicer.  From each Closing Date, the ownership of each related Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser.  All rights arising out of the Mortgage Loans, including but not limited to all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or that come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans.  Any portion of the Mortgage Files retained by the Seller shall be appropriately identified in the Seller’s computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at its own expense, the MERS® System to indicate that such Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS® System to identify the Purchaser of such Mortgage Loans.  The Seller further agrees that it will not, and will not permit the Servicer to, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

Section 2.05

Books and Records.

The sale of each Mortgage Loan will be reflected on the Seller’s balance sheet and other financial statements as a sale of assets by the Seller.  The Seller shall maintain a complete set of books and records for the Mortgage Loans sold by it, which shall be appropriately identified in the Seller’s computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.  In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property and documentation evidencing insurance coverage and eligibility of any condominium project for approval by the Seller.  To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

In addition to the foregoing, the Seller shall provide to any supervisory agents or examiners that regulate the Purchaser, including but not limited to, the OTS, the FDIC and other similar entities, access, during normal business hours, upon reasonable advance notice to the Seller and without charge to the Seller or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be required by any applicable regulator.

Section 2.06

Transfer of Mortgage Loans.

The Seller shall keep at its office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note the transfer of the Mortgage Loans.  No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms of Section 12.12. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a properly executed Assignment, Assumption and Recognition Agreement in the form of Exhibit D with respect to such Mortgage Loan has been delivered to the Seller.  Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

Section 2.07

Delivery of Mortgage Loan Documents.

The Seller shall deliver and release to the Purchaser or its designee the Mortgage Loan Documents no later than five Business Days prior to the Closing Date pursuant to a bailee letter agreement. If the Seller cannot deliver the original recorded Mortgage Loan Documents on the Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 90 days from the Closing Date, deliver such original recorded documents to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office).  If delivery is not completed within 90 days of the Closing Date solely because such documents shall not have been returned by the appropriate recording office, the Seller shall deliver or cause to be delivered to the Purchaser or its designee a Seller’s Officer’s Certificate that shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Purchaser or its designee due solely to a delay caused by the public recording office and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.  In the event that documents have not been received by the date specified in the Seller’s Officer’s Certificate, a subsequent Seller’s Officer’s Certificate shall be delivered by such date specified in the prior Seller’s Officer’s Certificate, stating a revised date for receipt of documentation.  The procedure shall be repeated until the documents have been received and delivered. The Seller shall use its best efforts to effect delivery of all delayed recorded documents within 120 days of the Closing Date.

Pursuant to Section 12.11, the Seller shall be responsible for recording the Assignments of Mortgage (or Form UCC-3’s for Co-op Loans).  The Seller shall pay all initial recording fees for the Assignments of Mortgage (or Form UCC-3’s for Co-op Loans) and any other fees in connection with the transfer of the Mortgage Loan Documents to the Purchaser or its designee.

No later than five days prior to the related Closing Date, the Seller shall provide a copy of the commitment for title insurance to the Purchaser or its designee.

Any review by the Purchaser or its designee of the Mortgage Files shall in no way alter or reduce the Seller’s obligations hereunder.

If the Purchaser or its designee discovers any defect with respect to any document constituting part of a Mortgage File, the Purchaser shall, or shall cause its designee to, give written specification of such defect to the Seller and the Seller shall cure or repurchase such Mortgage Loan in accordance with Section 3.03.

Section 2.08

Quality Control Procedures.

The Seller must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals and underwriting decisions.  The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities.  The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

Section 2.09

Closing.

The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date.  The closing shall be either:  by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

The closing for the Mortgage Loans to be purchased on the Closing Date shall be subject to each of the following conditions:

(a)

at least  five Business Days prior to the Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem or e-mail, a listing on a loan-level basis of the information contained in the Mortgage Loan Schedule;

(b)

all of the representations and warranties of the Seller under this Agreement shall be materially true and correct as of the Closing Date (or with respect to representations and warranties made as of a date other than the Closing Date, as of such date), and no event shall have occurred that, with notice or the passage of time, would constitute a material default under this Agreement;

(c)

the Purchaser shall have received, or the Purchaser’s attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

(d)

the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the Closing Date all documents required pursuant to the terms of this Agreement; and

(e)

all other terms and conditions of this Agreement shall have been materially complied with.

Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Closing Date the Purchase Price pursuant to Section 2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF
THE SELLER; REPURCHASE; REVIEW OF MORTGAGE LOANS

Section 3.01

Representations and Warranties of the Seller.

Taylor, Bean & Whitaker Mortgage Corp., in its capacity as Seller (for the purposes of this Section 3.01 only, the “Company”),  represents, warrants and covenants to the Purchaser that as of each Closing Date or as of such date specifically provided herein:

(a)

The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification, and no demand for such licensing or qualification has been made upon the Company by any such state, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

(b)

The Company has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted; the Company has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement and any agreements contemplated hereby, and this Agreement and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms , except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Company to make this Agreement and all agreements contemplated hereby valid and binding upon the Company in accordance with their terms;

(c)

Neither the execution and delivery of this Agreement, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Company’s charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject;

(d)

There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, that is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Company;

(e)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement, except for consents, approvals, authorizations and orders that have been obtained;

(f)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(g)

The origination and servicing practices with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects proper and prudent in the mortgage origination and servicing business.  With respect to escrow deposits and payments that the Company is entitled to collect, all such payments are in the possession of, or under the control of, the Company, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All Escrow Payments have been collected and are being maintained in full compliance with applicable state and federal law and the provisions of the related Mortgage Note and Mortgage.  As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been properly paid and credited;

(h)

The Company has not used selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Company’s portfolio at the Cut-off Date;

(i)

The Company will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

(j)

The Company is an approved seller/servicer of residential mortgage loans for Fannie Mae or Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans.  The Company is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, meets the minimum capital requirements, if applicable, set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred that would make the Company unable to comply with eligibility requirements or that would require notification to either Fannie Mae or Freddie Mac;

(k)

The Company does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Company’s creditors;

(l)

No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Company pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect.  The Company has prudently originated and underwritten each Mortgage Loan;

(m)

[Reserved];

(n)

The Company has delivered to the Purchaser financial statements as to its last two complete fiscal years.  All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto.  There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company’s financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

(o)

The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

(p)

The Company is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

Section 3.02

Representations and Warranties as to Individual Mortgage Loans.

The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the applicable Closing Date as follows:

(a)

The information set forth in Schedule I with respect to the Mortgage Loans is complete, true and correct in all material respects;

(b)

All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not 30 days or more delinquent in payment; there are no material defaults under the terms of the Mortgage Loan;

(c)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item that remains unpaid and that has been assessed but is not yet due and payable;

(d)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law or necessary to protect the interest of the Purchaser. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

(e)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage or the exercise of any right thereunder render the Mortgage Note or Mortgage unenforceable in whole or in part or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(f)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 3.12 of the Servicing Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements as well as all additional requirements set forth in Section 3.12 of the Servicing Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense and, on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(g)

Each Mortgage Loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan;

(h)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property including, for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording that are acceptable to mortgage lending institutions generally and either (A) that are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (B) that do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser;

(i)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(j)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(k)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property that are or may be liens prior to or equal to the lien of the related Mortgage;

(l)

All improvements subject to the Mortgage that were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and that have been noted on the appraisal, or the title policy affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstances that is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are insured against by the title insurance policy referred to in clause (d) above or are acceptable under FNMA or FHLMC guidelines, and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(m)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(n)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(o)

Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

(p)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over Seller’s security interest in such Cooperative Shares;

(q)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(r)

The Seller has delivered or caused to be delivered to the Purchaser or its designee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(s)

The Mortgage File contains each of the documents specified in Exhibit A-1 to this Agreement;

(t)

With respect to each Cooperative Loan, the Co-op Stock that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(u)

With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(v)

The Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A);

(w)

With respect to each Mortgage Loan, to the knowledge of the Seller, (i) no borrower obtained a prepaid single-premium credit insurance policy in connection with the origination of a Mortgage Loan, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis; (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years;  and (iv) with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of such mortgage loan;

(x)

With respect to each Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, no such Mortgage Loan is secured by a Mortgaged Property located in the State of Georgia and no Mortgage Loan sold by any Seller secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(y)

None of the Mortgage Loans are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high-cost,” “high-risk home,” or “predatory” loan under any other applicable state, federal or local law;

(z)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable;

(aa)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

(bb)

No Mortgage Loan is a “High Cost Loan” or “Covered Loan”, as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date; and

(cc)

With respect to any Mortgage Loan originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than 60 days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID.  YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.”  A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.

Section 3.03

Repurchase; Substitution.

It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans and delivery of the Mortgage File to the Purchaser or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination, or lack of examination, of any Mortgage Loan Document.  Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the others.  With respect to the representations and warranties that are made to the best of the Seller’s knowledge, if it is discovered by the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, notwithstanding such Seller’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.  The Seller shall have a period of 60 days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach.  The Seller hereby covenants and agrees that if any such breach is not corrected or cured within such 60-day period, the Seller shall, at the Purchaser’s option and not later than the next Determination Date, either repurchase such Mortgage Loan at the Repurchase Price or substitute a mortgage loan for the Defective Mortgage Loan as provided below.  In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price.  Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price.

If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall (or shall cause the Servicer to) either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations or (ii) cause MERS to designate on the MERS® System the Seller as the beneficial holder of such Mortgage Loan.

If the Seller is required to repurchase any Mortgage Loan pursuant to this Section 3.03 as a result of a breach of any of the representations and warranties set forth in Section 3.02, the Seller may, with the Purchaser’s prior consent, which consent shall not be unreasonably withheld, within two years from the Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan.  Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution not in excess of the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month’s interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (f) with respect to any second lien Mortgage Loan, have an Equity Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (g) have the same lien priority as that of the removed Mortgage Loan and (h) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Section 3.02 as of the date of substitution.

The Seller shall amend the Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor.  Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan.  The Monthly Payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Monthly Payment on the Defective Mortgage Loan for which the substitution is made due on the such date shall be the property of the Purchaser.

It is understood and agreed that the obligation of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify  the Purchaser pursuant to Section 8.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.  If the Seller fails to repurchase or substitute for a defective Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to the Purchaser’s reasonable satisfaction in accordance with this Section 3.03, or to indemnify the Purchaser pursuant to Section 8.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, be an Event of Default and the Purchaser shall be entitled to pursue all available remedies.  No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections 9.01 and 10.01.

Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent the Purchaser may, in connection with any repurchase or substitution of a Defective Mortgage Loan pursuant to this Section 3.03, require that the Seller deliver, at the Seller’s expense, an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on “prohibited transactions” of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

Section 3.04

Reserved.

Section 3.05

Acknowledgement of Anti-Predatory Lending Policies.

As of the applicable Closing Date, the Purchaser has in place internal policies and procedures that expressly prohibit its purchase of any Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost,” “threshold,” “covered,” or “predatory” loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

ARTICLE IV

[[RESERVED]]

ARTICLE V

[[RESERVED]]

ARTICLE VI

[[RESERVED]]

ARTICLE VII

[[RESERVED]]

ARTICLE VIII

THE SELLER

Section 8.01

Indemnification; Third Party Claims.

The Seller agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, and covenants in strict compliance with the terms of this Agreement or as a result of the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this Agreement.  An indemnifying party hereunder shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or a Mortgage Loan, assume (with the consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  An indemnifying party hereunder shall follow any written instructions received from the Purchaser in connection with such claim.  The Purchaser shall promptly reimburse an indemnifying party hereunder for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the failure of the Seller to perform its duties and obligations pursuant to this Agreement, the breach of representation or warranty set forth in Sections 3.01 or 3.02, or the gross negligence, bad faith or willful misconduct of the Seller.  The provisions of this Section 8.01 shall survive termination of this Agreement.

Section 8.02

Merger or Consolidation of the Seller.

The Seller shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which either the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller  shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution or (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) who is a Fannie Mae or Freddie Mac approved seller/servicer in good standing.  Notwithstanding the foregoing, if the successor or surviving Person is an institution with a GAAP net worth of less than $25,000,000, then the Purchaser may, in its sole discretion, waive such minimum GAAP net worth requirement.

Section 8.03

Limitation on Liability of the Seller and Others.

Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement.  The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder.

ARTICLE IX

RECONSTITUTION OF MORTGAGE LOANS

Section 9.01

Reconstitution of Mortgage Loans.

(a)

The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser intends to effect one or more sales of the Mortgage Loans as public or private pass-through transfers (each, a “Reconstitution”).

(b)

With respect to each Reconstitution, the Seller agrees:

(i)

to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information contained in the Mortgage Loan Schedule including any diskette or other related data tapes provided as reasonably requested by such purchasers;

(ii)

to execute all agreements required to be executed by the Seller in connection with such Reconsititution, provided that any such agreements be consistent with the terms hereof and impose no greater duties, liabilities or obligations upon the Seller than those set forth herein, and provided, further, that the Seller is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

(iii)

to make all the representations and warranties set forth in Section 3.01 and Section 3.02, as of the date of the Reconstitution, as specified in a letter from the Purchaser to the Seller (substantially in the form of Exhibit I hereto) indicating the date of the Reconstitution and the applicable Mortgage Loans.  No other document need be prepared indicating that the Seller is making such representations and warranties as to the applicable Mortgage Loans as of such date;

(iv)

to deliver to the Purchaser and to any Person designated by the Purchaser (a) for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Purchaser, (b) any similar non public, unaudited financial information (which the Purchaser may, at its option and at its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements or omissions contained in such information, and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause (a) above as shall be reasonably requested by the Purchaser; and

(v)

to deliver to the Purchaser, and to any Person designated by the Purchaser, opinions of counsel in a form reasonably acceptable to the Purchaser as are customarily delivered by sellers and reasonably determined by the Purchaser to be necessary in connection with Reconstitutions, it being understood that the cost of any opinions of counsel (other than in-house counsel) that may be required for a Reconstitution, as the case may be, shall be the responsibility of the Purchaser.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01

[[Reserved]]

Section 10.02

Amendment.

This Agreement may be amended or supplemented from time to time by written agreement executed by the Purchaser, the Seller and the Servicer.

Section 10.03

Recordation of Agreement.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the Mortgaged Properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller’s expense on direction of the Purchaser.

Section 10.04

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05

Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

(i)

if to the Seller:

Taylor, Bean & Whitaker Mortgage Corp.

101 NE 2nd Street

Ocala, Florida 34470

Attn:  Ray Bowman, President

(ii)

if to the Purchaser:

DLJ Mortgage Capital, Inc.
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
4th Floor
New York, New York 10010
Attention: Bruce Kaiserman

with copy to:

DLJ Mortgage Capital, Inc.
c/o Credit Suisse Securities (USA) LLC
One Madison Avenue
9th Floor
New York, New York 10010
Attention:  General Counsel - RMBS

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 10.06

Severability of Provisions.

Any part, provision, representation or warranty of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 10.07

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 10.08

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

(iii)

references herein to “Articles,” “Sections,” Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(vi)

the term “include” or “including” shall mean without limitation by reason of enumeration; and

(vii)

headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 10.09

Reproduction of Documents.

This Agreement and all documents relating thereto, including without limitation (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 10.10

Confidentiality of Information.

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party.  Except as required by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction and, provided, further, that such information is identified as confidential non-public information.  In addition, confidential information may be provided to a regulatory authority with supervisory power over the Purchaser, provided such information is identified as confidential non-public information.

Section 10.11

Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller’s expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

Section 10.12

Assignment by Purchaser.

The Purchaser shall have the right, without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit D hereto, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans.  In no event shall the Purchaser sell a partial interest in any Mortgage Loan without the written consent of the Seller, which consent shall not be unreasonably denied.  All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

Section 10.13

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

Section 10.14

Execution; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 8.02, this Agreement shall inure to the benefit of and be binding upon the Seller, the Purchaser and their respective successors and assigns.

Section 10.15

Entire Agreement.

Each of the parties to this Agreement acknowledges that no representations, agreements or promises were made to any of the other parties to this Agreement or any of its employees other than those representations, agreements or promises specifically contained herein.  This Agreement sets forth the entire understanding between the parties hereto and shall be binding upon all successors of all of the parties.

Section 10.16

No Solicitation.

From and after the Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller’s behalf, to personally, by telephone, by mail, or electronically by e-mail or through the internet or otherwise, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the Closing Date and the Seller shall take no action to undermine these rights and benefits.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the borrowers or obligors under the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 10.16.  This Section 10.16 shall not be deemed to preclude the Seller or any of its affiliates from soliciting any Mortgagor for any other financial products or services.  The Seller shall use its best efforts to prevent the sale of the name of any Mortgagor to any Person who is not an affiliate of the Seller.

Section 10.17

Costs.

The Purchaser shall pay any commissions due its salesmen, the expenses of its accountants and attorneys and the expenses and fees of any broker retained by the Purchaser with respect to the transactions covered by this Agreement.  All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans and related servicing rights including without limitation fees for recording intervening assignments of  mortgage and Assignments of Mortgage, the cost of obtaining tax service contracts and the legal fees and expenses of its attorneys shall be paid by the Seller. The Seller shall be responsible for causing to occur the recordation of all Assignments of Mortgage and all intervening assignments of mortgage, as applicable.

ARTICLE XI

COMPLIANCE WITH REGULATION AB

Section 11.01

Intent of the Parties; Reasonableness.

The Purchaser and the Seller (for purposes of this Article XI, the “Company”) acknowledge and agree that the purpose of Article XI of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser’s reasonable judgment, to comply with Regulation AB.

Section 11.02

Additional Representations and Warranties of the Company.

(a)

The Company shall be deemed to represent to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 11.03 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date:  (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company’s financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)

If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 11.03, the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 11.03

Information to Be Provided by the Company.

In connection with any Securitization Transaction the Company shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c), (f) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

(a)

If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB.  Such information shall include, at a minimum:

(i)

the originator’s form of organization;

(ii)

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

(iii)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer; and

(iv)

a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(b)

If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator.  Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB.  To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph.  The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor.  Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool.  The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference.  The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company’s or Third-Party Originator’s originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request.  Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction.  Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

(c)

If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a “Servicer”), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB.  Such information shall include, at a minimum:

(i)

the Servicer’s form of organization;

(ii)

a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)

the extent of outsourcing the Servicer utilizes;

(3)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)

whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(iii)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(iv)

information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

(v)

information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(vi)

a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(vii)

a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(viii)

information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

(ix)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

(x)

a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(d)

If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation  or sale of substantially all of the assets of the Company, and (E) the Company’s entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company’s obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(e)

As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser, any Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)

In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(g)

The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer’s performance hereunder.

Section 11.04

Indemnification; Remedies.

(a)

The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction:  each sponsor and issuing entity; each Person (including but not limited to any Master Servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an “Indemnified Party”), and shall hold each of them harmless from and against any losses, claims, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)

(A)

any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants’ letter or other material provided under this Article XI by or on behalf of the Company, or provided under this Article XI by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “Company Information”), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

(ii)

any breach by the Company of its obligations under this Article, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XI;

(iii)

any breach by the Company of a representation or warranty set forth in Section 11.02(a) or in a writing furnished pursuant to Section 11.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 11.02(b) to the extent made as of a date subsequent to such closing date; or

(iv)

the negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(b)

Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XI, or any breach by the Company of a representation or warranty set forth in Section 11.02(a) or in a writing furnished pursuant to Section 11.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 11.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

Section 11.05

Third Party Beneficiary.

Solely for purposes of this Article XI and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits under this Article XI as if it were a direct party to this Agreement.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

DLJ MORTGAGE CAPITAL, INC.
Purchaser

By: /s/ Tim Kuo

Name:  Tim Kuo

Title:

Vice President

TAYLOR, BEAN & WHITAKER MORTGAGE CORP.
Seller

By:  /s/ Paul R. Allen

Name: Paul R. Allen

Title:

 CEO

Exhibit A

Contents of Mortgage File

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Mortgage Loan Purchase Agreement.

1.

The original Mortgage Note endorsed “Pay to the order of ___________________ without recourse,” and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller.  If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by “[Seller], successor by merger to the [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by “[Seller] formerly known as [previous name]”.  If the original note is unavailable, seller will provide an affidavit of lost note (in form acceptable to the Purchaser) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note and indemnifying the Purchaser against any and all claims arising as a result of any person or entity claiming they are the holder of the note or that the note has been paid off and returned.  With respect to any HELOC, the original Loan Agreement.

2.

A true certified copy, certified by the [title insurer], of the applicable First Lien.

3.

Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

4.

The original or certified to be a true copy or if in electronic form identified on the Mortgage Loan Schedule, the certificate number, certified by the Seller, of the related Primary Mortgage Insurance Policy or LPMI Policy, if required.

5.

In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment, from the Seller in accordance with Purchaser’s instructions, which assignment shall, but for any blanks requested by the Purchaser, be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment which has been sent for recordation.  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment must be by “[Seller] formerly known as [previous name]”.

6.

With respect to Mortgage Loans that are not HELOCs or Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.  With respect to Mortgage Loans that are HELOCs, such evidence or inquiry of title as is required for compliance with the Underwriting Standards.

7.

Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer] of the original Assignment together with a certificate of the [title insurer] certifying that the original Assignment has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

8.

Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

9.

If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

10.

With respect to a Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the originator of the Mortgage Loan, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement in substantially the same form as standard a “AZTECH” form; (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller in a form sufficient for filing.

11.

The original of any guarantee executed in connection with the Mortgage Note.

Notwithstanding anything to the contrary herein, the Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.

Exhibit B

[Reserved]

Exhibit C

[Reserved]

Exhibit D

Form of Assignment, Assumption and Recognition Agreement

This Assignment, Assumption and Recognition Agreement (this “Assignment Agreement”), dated as of _________, between DLJ Mortgage Capital, Inc., a Delaware corporation (the “Assignor”), ______________________, a ________ corporation (the “Assignee”), and ______________ (the “Seller”):

For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain mortgage loans listed on Exhibit A attached hereto (the “Mortgage Loans”); and (b) the Mortgage Loan Purchase Agreement dated as of ______, but only to the extent of the Mortgage Loans (the “Purchase Agreement”). For purposes of this Assignment Agreement, the term “Purchase Agreement” includes any separate bill of sale, assignment and conveyance or other instrument pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Purchase Agreement.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement that are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment Agreement.

2.

Each of the Seller and the Assignor represent and warrant to the Assignee that (a) the copy of the Purchase Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (d) the Purchase Agreement contains all of the terms and conditions governing the sale of the Mortgage Loans by the Seller to Assignor and the purchase of the Mortgage Loans by Assignor from the Seller; provided, however, that the date of purchase and sale and the amount of payment for the Mortgage Loans may be set out in a Purchase Price and Terms Letter, as defined in the Purchase Agreement and (e) the Seller sold, conveyed and transferred each Mortgage Loan to Assignor pursuant to the Purchase Agreement.

3.

The Assignor warrants and represents to, and covenants with, the Assignee and the Seller that:

(a)

As of the date hereof, the Assignor is not in default under the Purchase Agreement;

(b)

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor’s ownership thereof, and the Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Mortgage Loans by any person at any time after Assignor first acquired any Mortgage Loan from the Seller;

(c)

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

(d)

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Mortgage Loans;

(e)

The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Mortgage Loans;

(f)

The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(g)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(h)

The Assignor has paid the purchase price for the Mortgage Loans and has satisfied any conditions to closing required of it under the terms of the Purchase Agreement.

4.

The Assignee warrants and represents to, and covenants with, the Assignor and the Seller that:

(a)

The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

(b)

The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor’s obligations as Purchaser thereunder, with respect to the Mortgage Loans.

5.

The Seller warrants and represents to, and covenants with, the Assignor and the Assignee that:

(a)

The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

(b)

The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(d)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(e)

As of the date hereof, the Seller is not in default under the Purchase Agreement; and

(f)

No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 3.02 of the Purchase Agreement untrue if such representations and warranties were made with respect to the Mortgage Loans effective as of the date hereof.

Within 60 days of the earlier of either, discovery by the Seller or notice to the Seller from the Assignee, of a breach of any of the foregoing representations and warranties with respect to a Mortgage Loan which materially and adversely affects the value of such Mortgage Loan or the Assignee’s interests therein, the Seller shall use its best efforts to cure such breach in all material respects and, if such breach is not cured within such 60-day period, the Seller shall, at the Assignee’s option, repurchase such Mortgage Loan at a price equal to the unpaid principal balance of the Mortgage Loan as of the date or repurchase, plus accrued interest thereon to, but not including, the date of repurchase.

In connection with any repurchase of a Mortgage Loan, the Assignee shall reassign the provisions of the Purchase Agreement to the Seller with respect to such Mortgage Loan, and provide for the prompt delivery of the related custodial file to the Seller or its designee, as applicable.

6.

From and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor’s obligations with respect to the Mortgage Loans.

7.

[Reserved]

8.

Notice Addresses.

(a)

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

________________

________________

________________

Attention: ________________

(b)

The Assignor’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

DLJ Mortgage Capital, Inc.

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue, 4th Floor

New York, New York 10010

Attention: _______________

(c)

The Seller’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

________________

________________

________________

Attention: ________________

9.

This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

10.

This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

11.

No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

12.

This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement by the Assignor.

13.

Notwithstanding the assignment of the Purchase Agreement by either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

14.

For the purpose for facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

DLJ Mortgage Capital, Inc.

  Assignor

By:

Name:

Title:

Vice President

_______________________

  Assignee

By:

Name:

Title:

_______________________

  Seller

By:

Name:

Title:

Exhibit E

[Reserved]

Exhibit F

Mortgage Loan Schedule

Exhibit G

[Reserved]

Exhibit H

[Reserved]

Exhibit I

Form of Bring Down Letter

[DLJ Mortgage Capital, Inc. Letterhead]

_____, 200_

[Name of Seller]

[Address of Seller]

Re: Mortgage Loan Purchase

  Agreement, dated as of            , 200

Ladies and Gentlemen:

Reference is made to Section 9.01(b)(iii) of the referenced Mortgage Loan Purchase Agreement, dated as of _____, 200_ (the “Agreement”), among DLJ Mortgage Capital, Inc., as Purchaser and ____________, as Seller.  Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.

Pursuant to such Section 9.01(b)(iii), we hereby notify you that the representations and warranties set forth in Sections 3.01 and 3.02 of the Agreement with respect to the Mortgage Loans identified on Exhibit A hereto are being made by you as of ____, 200_ (the “Bring-Down Date”).

This letter will be the only document evidencing your obligation to make the representations and warranties set forth in Sections 3.01 and 3.02 with respect to the Mortgage Loans identified on Exhibit A hereto as of the Bring-Down Date.  Reference is made to Section 3.03 of the Agreement for the procedures to be followed by the parties to the Agreement in the event of any breach of a representation and warranty and the remedies therefore.

Very truly yours,

DLJ Mortgage Capital, Inc.,
as Purchaser

By:  ____________________
Name:

Title: